Consolidated statement of changes in equity (Parenthetical) - GBP (£) £ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017
Effects of changes in accounting policies	[1]	£ (2,150)	£ 0
Fair value through other comprehensive income reserve [member]
Effects of changes in accounting policies	[1],[2]	260	0
Retained earnings [member]
Effects of changes in accounting policies	[1]	£ (2,014)	£ 175

[1]
  As a result of the early adoption of the own credit provisions of IFRS 9 on 1 January 2017, own credit which was previously recorded in the income statement is now recognised within other comprehensive income. The cumulative unrealised own credit net loss of £175m has therefore been reclassified from retained earnings to a separate own credit reserve, within other reserves. During 2017 a £3m loss (ne t of tax) on own credit has been booked in the reserve.

[2]	For further details refer to Note 31 .